UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                   0-12853                    93-0370304
(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)               Identification No.)


13900 NW Science Park Drive, Portland, Oregon                      97229
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

On May 5, 2003, Electro Scientific Industries, Inc. (the "Company") issued a press release, attached as Exhibit 99.1, announcing the appointment of J. Michael Dodson as Vice President and Chief Financial Officer. Mr. Dodson replaces Richard Okumoto, who resigned as Vice President of Administration and Chief Financial Officer.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1     Press release issued by the Company dated May 5, 2003.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 5, 2003.


                                            Electro Scientific Industries, Inc.



                              By: /s/ John E. Isselmann, Jr.
                                 -----------------------------------------
                                   John E. Isselmann, Jr.
                                   General Counsel and Corporate Secretary




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                                  EXHIBIT INDEX

Exhibit           Description

99.1     Press release issued by the Company dated May 5, 2003.